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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------

                                    FORM 8-K

                                    --------

                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 10, 1996
                                                   ----------------

                     First Financial Caribbean Corporation
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            (Exact name of registrant as specified in this charter)


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
               Puerto Rico                      0-17224                         66-0312162
        ----------------------------     ---------------------      ---------------------------------
        (State or other jurisdiction     (Commission File No.)      (IRS Employer Identification No.)
         of incorporation)
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico             00920
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(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code:  (787) 749-7100
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ITEM 5.  OTHER EVENTS

         On October 10, 1996, First Financial Caribbean Corporation (the "Company") issued $75,000,000 of its 7.84% Senior Notes due 2006 (the "Notes"). The Notes were issued pursuant to an Indenture, dated October 10, 1996, between the Company and Bankers Trust Company, as trustee. The Notes were sold to the public at a price of 100% by BT Securities Corporation, as underwriter.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              10.69 Indenture, dated as of October 10, 1996, between the Company and Bankers Trust Company (including form of Senior Note)
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                              FIRST FINANCIAL CARIBBEAN CORPORATION


                              By:       /s/ Ricardo Melendez
                                 ---------------------------------------
                                            Ricardo Melendez
                                           Vice President and
                                           Controller



Date: October 16, 1996
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                                 EXHIBIT INDEX

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EXHIBIT NUMBER                    DESCRIPTION                      PAGE
--------------                    -----------                      ----
      10.69 Indenture, dated as of October 10, 1996, between the Company and Bankers Trust
                        Company (including form of Senior Note)
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